EXHIBIT 10.7

This instrument was prepared by

and should be returned to:

Thomas N. Henderson, III, Esq.

Hill, Ward & Henderson, P.A.

Bank of America Plaza, Suite 3700

101 East Kennedy Boulevard

Tampa, Florida 33602

LEASE TERMINATION AGREEMENT

This Lease Termination Agreement (the “Termination Agreement”) is made this 13th day of December, 2005 (the “Effective Date”) by and between COASTAL HILLSBOROUGH PARTNERS, L.L.P., a Florida limited liability partnership (“Landlord”) and SRI/SURGICAL EXPRESS INC., f/k/a Sterile Recoveries, Inc., a Florida corporation (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant are parties to that certain Net Net Net Single Tenant Building Lease dated as of February 25, 2000 (the “Lease”) for certain space located at 12425 Race Track Road, Tampa, Florida 33626 (the “Premises”), as more particularly described on Exhibit “A” attached hereto and made a part hereof (except as otherwise defined, capitalized terms used herein shall have the same meaning given to such terms in the Lease); and

WHEREAS, pursuant to that certain Purchase and Sale Agreement between Landlord and Tenant dated as of December 13, 2005, Tenant is purchasing the Premises from Landlord; and

WHEREAS, Landlord and Tenant desire to terminate the Lease prior to its stated expiration date and effect a mutual release of all rights, obligations and liabilities thereunder as of the Closing Date;

NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the mutual covenants and agreements made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by reference.

2. The Lease is hereby terminated and cancelled effective as of the Effective Date hereof, provided, the parties expressly agree and acknowledge that Section 19 of the Lease shall survive the termination of the Lease.

LEASE TERMINATION AGREEMENT, continued

3. Except as limited by Section 2, above, all rights, obligations and liabilities of Landlord and Tenant under the Lease are hereby terminated and cancelled, and Landlord and Tenant each release and discharge the other from any and all obligations and liabilities under the Lease, whether now in existence or to arise in the future thereunder.

4. This Termination Agreement shall be governed by and enforced in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the day and year first above written.

WITNESSES:	LANDLORD:

COASTAL HILLSBOROUGH PARTNERS, L.L.P., a Florida limited liability partnership

/S/ ROBYN A. MOEHRING	By:	/S/ JOEL TRAUB
Print Name: Robyn A. Moehring		Print Name: Joel Traub
Title: Partner
/S/ TROY PERDUE
Print Name: Troy Perdue		Dated: December 12, 2005

STATE OF FLORIDA COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 12th day of December, 2005, by Joel Traub, as Partner of COASTAL HILLSBOROUGH PARTNERS, L.L.P., a Florida limited liability partnership, on behalf of the partnership. He/She is personally known to me or has produced                              as identification.

/S/ TROY PERDUE
Notary Public

Troy Perdue
(Type, Print or Stamp Name)

My Commission Expires:

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LEASE TERMINATION AGREEMENT, continued

TENANT:

SRI/SURGICAL EXPRESS, INC., f/k/a Sterile Recoveries, Inc., a Florida corporation

/S/ TARA KOCH	By:	/S/ WALLACE D. RUIZ
Print Name: Tara Koch		Wallace D. Ruiz, Senior Vice President and Chief Financial Officer
/S/ DENISE K. SKILLMAN
Print Name: Denise K. Skillman		Dated: December 13, 2005

STATE OF FLORIDA COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 13th day of December, 2005, by Wallace D. Ruiz, as Senior Vice President and Chief Financial Officer of SRI/SURGICAL EXPRESS INC., f/k/a Sterile Recoveries, Inc., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced                              as identification.

/S/ DENISE K. SKILLMAN
Notary Public

Denise K. Skillman
(Type, Print or Stamp Name)

My Commission Expires: November 15, 2007

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